Exhibit 32.1

Certification of CEO and CFO Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Orange 21 Inc. (the “Company”) for the quarterly period ending September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Mark Simo, as Chief Executive Officer of the Company, and Jerry Collazo, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ MARK SIMO
Name: Mark Simo
Title: Chief Executive Officer
Date: November 20, 2006

/S/ JERRY COLLAZO
Name: Jerry Collazo
Title: Chief Financial Officer
Date: November 20, 2006